UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 22, 2004


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
---      (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---      (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
---      Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
---      Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 24, 2005, the Compensation and Benefits Committee (the "Compensation Committee") of the Board of Directors of American Express Company (the "Company") approved the annual base salaries (effective as of such date) of the Company's executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels of the Company's Named Executive Officers (which officers were determined by reference to the Company's proxy statement, dated March 10,
2004) for 2005 and 2004:

NAME AND POSITION                           YEAR              BASE SALARY

Kenneth I. Chenault                         2005               $1,100,000
   Chairman and Chief                       2004                1,000,000
   Executive Officer

James M. Cracchiolo                         2005                  475,000
   Group President                          2004                  475,000
   Global Financial Services

Gary L. Crittenden                          2005                  575,000
   Executive Vice President                 2004                  500,000
   and Chief Financial Officer

Edward P. Gilligan                          2005                  575,000
   Group President                          2004                  460,000
   Global Corporate Services
   and International Payments

Alfred F. Kelly, Jr.                        2005                  575,000
   Group President                          2004                  475,000
   U.S. Consumer and Small
   Business Services

         Also, on January 24, 2005, the Compensation Committee authorized the payment of annual incentive (i.e., bonus) awards to each of the Company's executive officers in respect of the year ended December 31, 2004. The annual incentive awards were made pursuant to the Company's 1998 Incentive Compensation Plan, as amended (the "1998 Plan"). Consistent with past practice, the Compensation Committee used three factors to set the guidelines for these annual incentive awards: (1) competitive pay practices, (2) job scope and responsibility and (3) the Company's need to attract, retain and reward executive talent. The Compensation Committee retained external compensation consultants, who, among other things, benchmarked pay practices at companies that compete with the Company in its various businesses or for executive talent and advised the Compensation Committee in establishing compensation guidelines. The annual incentive awards were determined based on the Company's and each executive's performance during 2004 as measured against performance measures established early that year. The performance measures included financial measures (shareholder return, earnings per share, return on equity, revenue growth, reengineering, etc.), as well as employee survey results, expansion and retention of the customer base, development of products and services, retention of talented employees and other factors. In addition, the Compensation Committee evaluated each executive's leadership by considering a variety of factors, including, among others, developing winning strategies, driving results and focusing on the customer and client. The following table sets forth cash payments to the Named Executive Officers in respect of their annual incentive awards for 2004 and 2003:

NAME                                YEAR             ANNUAL INCENTIVE AWARD

Mr. Chenault                        2004              $6,000,000 (1)
                                    2003               3,500,000 (2)
Mr. Cracchiolo                      2004               3,050,000 (1)
                                    2003               1,010,000 (2)
Mr. Crittenden                      2004               1,445,000
                                    2003                 910,000 (2)
Mr. Gilligan                        2004               1,445,000
                                    2003                 895,000 (2)
Mr. Kelly                           2004               1,795,000
                                    2003               1,090,000 (2)

(1) In addition to the above cash payments, the Compensation Committee authorized restricted stock awards of 17,213 shares to Mr. Chenault and 19,125 shares to Mr. Cracchiolo in respect of their respective 2004 annual incentive awards.
(2) In addition to the above cash payments, the Compensation Committee authorized the following restricted stock awards to the Named Executive Officers in respect of their 2003 annual incentive awards:
         17,416 shares to Mr. Chenault, 4,976 shares to Mr. Cracchiolo;
         4,478 shares to Mr. Crittenden; 4,378 shares to Mr. Gilligan; and 5,473 shares to Mr. Kelly.

         In addition to the establishment of base salaries in respect of 2005 and the determination of annual incentive awards in respect of 2004, on January 24, 2005, the Compensation Committee authorized payments to the Company's executive officers of long-term incentive awards, which were granted in 2002. The values for these awards were based in part on the Company's earnings per share growth, revenue growth and average return on equity over the 2002 - 2004 period, and in part on the Company's total shareholder return compared to that of the S&P Financial Index over the 2002 - 2004 period. The following table sets forth the long term incentive payouts to be made to the Company's Named Executive Officers in respect of the 2002 - 2004 performance period (which are payable in February 2005), as well as the long term incentive payouts made to the Named Executive Officers in respect of the 2001 - 2003 performance period (which were paid in February 2004):

NAME                       PERFORMANCE PERIOD         LONG-TERM INCENTIVE PAYOUT

Mr. Chenault               2002 - 2004               $2,610,000 (1)
                           2001 - 2003                2,484,000
Mr. Cracchiolo             2002 - 2004                1,239,750
                           2001 - 2003                1,311,000
Mr. Crittenden             2002 - 2004                1,239,750
                           2001 - 2003                1,311,000
Mr. Gilligan               2002 - 2004                1,044,000
                           2001 - 2003                1,104,000
Mr. Kelly                  2002 - 2004                1,239,750
                           2001 - 2003                1,311,000

(1) Mr. Chenault's award consists of $500,000 cash and a restricted stock award of 40,355 shares of the Company's common stock (with a value determined by reference to the average of the high and low prices of the Company's common stock on January 24, 2005).

         Also on January 24, 2005, the Compensation Committee approved grants of ten-year non-qualified stock options and restricted stock awards to each of the Named Executive Officers pursuant to the 1998 Plan. The following table sets forth information regarding grants of stock options and restricted stock awards to the Named Executive Officers made on January 24, 2005 and January 26, 2004:

                           Number of                 Exercise Price             Number of Shares of
Name              Year     Stock Options (1)         per Share                  Restricted Stock
----              ----     -----------------         ------------------         ----------------
Mr. Chenault      2005     390,000                    $52.285                    76,693 (2)(3)
                  2004     486,000                     50.24                     17,416 (3)
Mr. Cracchiolo    2005     145,000                     52.285                    19,125 (2)(4)
                  2004     180,000                     50.24                      4,976 (5)
Mr. Crittenden    2005     145,000                     52.285                     8,606 (4)
                  2004     171,000                     50.24                      4,478 (5)
Mr. Gilligan      2005     145,000                     52.285                     8,606 (4)
                  2004     171,000                     50.24                      4,378 (5)
Mr. Kelly         2005     145,000                     52.285                    10,997 (4)
                  2004     180,000                     50.24                      5,473 (5)

(1) Options vest in four equal annual installments beginning on first anniversary of date of grant, subject to continuous employment.
(2) Mr. Chenault's shares include 17,213 shares described above that were awarded in connection with the payment of his annual incentive award and 40,355 shares described above that were awarded in connection with the payment in respect of his long-term incentive payout. Mr. Cracchiolo's shares reflect 19,125 shares described above that were awarded in connection with his annual incentive award.
(3) Of the shares awarded to Mr. Chenault in January 2005, (i) 36,338 shares will vest in four equal annual installments beginning on January 24, 2006, subject to continuous employment and the Company's achievement of certain financial performance requirements during the vesting periods and (ii) 40,355 shares will vest on January 24, 2006, subject to continuous employment. The shares awarded to Mr. Chenault in January 2004 reflect the 17,416 shares described above that were awarded in connection with the 2003 annual incentive award. Of those shares approximately half vest in three equal annual installments beginning January 26, 2005, subject to continuous employment and the Company's achievement of certain financial performance requirements during the vesting periods and approximately half vest in three equal installments beginning January 26, 2005, subject to continuous employment.
(4) Shares will vest in four equal annual installments beginning on January 24, 2006, subject to continuous employment and the Company's achievement of certain financial performance requirements during the vesting periods.
(5) Reflects those shares described above that were awarded in connection with the executive's 2003 annual incentive award. Shares vest in three equal annual installments beginning January 26, 2005, subject to continuous employment.

         The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 1, 2004, in the proxy statement for the Company's 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in March 2005.

         In addition, on January 24, 2005, upon the recommendation of the Nominating and Governance Committee of the Board, the Board approved the terms of the compensation to be paid to each non-management director of the Board in respect of his/her service on the Board. A summary describing the elements of such compensation is filed as Exhibit 10.1 to this report and is hereby incorporated by reference.

         On November 22, 2004, the Compensation Committee approved certain amendments to the Company's Pay-for-Performance Deferral Program primarily to reduce the overall schedule of rates at which interest equivalents are credited to deferred amounts and comply with the provisions of the American Jobs Creation Act of 2004. A brief summary of the terms and conditions of the Pay-for-Performance Deferral Program is filed as Exhibit 10.2 to this report and is hereby incorporated by reference.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE
          IN FISCAL YEAR

         On January 24, 2005, the Board of Directors of the Company approved certain amendments to the By-Laws of Company to require the Company to (i) indemnify any person for expenses incurred or other amounts paid in any threatened, pending or completed civil, criminal, administrative, legislative or investigative action, suit or proceeding by reason of the fact that such person is a director, officer or other employee of the Company and (ii) advance expenses incurred by directors and officers and other employees incurred in connection with any such action, suit or proceeding. Prior to the Board's adoption of the amendments, the right of employees of the Company (other than its officers) to indemnification and the right of directors and officers and other employees of the Company to advancement of expenses was discretionary on the part of the Board. A copy of the By-Laws, as amended, of the Company is filed as Exhibit 3.1 to this report.

ITEM 8.01 OTHER EVENTS

         A copy of each of the Company's (i) Deferred Compensation Plan for Directors and Advisors, as amended through July 28, 2003, and (ii) 1989 Long-Term Incentive Plan Master Agreement, dated February 27, 1995, is filed as Exhibit 10.3 and Exhibit 10.4, respectively, to this report, and each is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits
--------------

 3.1  By-Laws of American Express Company, as amended through January 24, 2005.

10.1  Description of Compensation Payable to Non-Management Directors.

10.2  Description of Pay-for-Performance Deferral Program.

10.3 Deferred Compensation Plan for Directors and Advisors, as amended through July 28, 2003.

10.4 American Express Company 1989 Long-Term Incentive Plan Master Agreement, date February 27, 1995.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)






                                        By:    /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   January 28, 2005

                                 EXHIBIT INDEX


Exhibit
    No.   Description
-------   -----------

 3.1      By-Laws of American Express Company, as amended through
          January 24, 2005.

10.1      Description of Compensation Payable to Non-Management Directors.

10.2      Description of Pay-for-Performance Deferral Program.

10.3 Deferred Compensation Plan for Directors and Advisors, as amended through July 28, 2003.

10.4 American Express Company 1989 Long-Term Incentive Plan Master Agreement, date February 27, 1995.